UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2026

ISQ Open Infrastructure Company LLC

(Exact name of registrant as specified in its charter)

Delaware	000-56735	33-2876284
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Brickell Avenue, PH, Miami, FL	33131
(Address of principal executive offices)	(Zip Code)

(786) 693-5739

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities.

As of January 1, 2026, ISQ Open Infrastructure Company LLC (the “Company”) issued and sold the following unregistered shares of the Company to investors for cash:

Class	Number of Shares Sold*	Aggregate Net Consideration*
Series I
F-STE Shares	215,009	$6,520,000
F-DTE Shares	-	-
F-ITE Shares	12,191	370,000
F-JTE Shares	63,342	1,921,500
STE Shares	-	-
DTE Shares	-	-
ITE Shares	-	-
JTE Shares	-	-
ETE Shares	-	-
Series II(1)
F-S Shares	67,927	2,060,000
F-I Shares	53,330	1,618,310
F-J Shares	507,984	15,397,000
E Shares	17,919	562,500

(1)	Only reflects share classes outstanding as of January 1, 2026 held by third parties.

*	Share and dollar amounts rounded to the nearest whole number.

The Company issued such shares for total aggregate net consideration of $28,449,310 (the “Proceeds”). The offer and sale of the shares above were exempt from the registration provisions of the Securities Act of 1933, as amended, by virtue of Section 4(a)(2), including Regulation D (for sales to accredited investors) and/or Regulation S (for sales to non-U.S. investors outside of the United States) thereunder.

Item 8.01 Other Events.

Asset Acquisitions

During the month of January 2026, the Company increased its holdings in existing portfolio companies and acquired one new asset for its portfolio, an equity investment in Eagle Recycling Parent, Inc., the parent company of Liberty Tire, one of the largest tire recyclers in North America.

Transactional Net Asset Value

On January 30, 2026, the operating manager of the Company determined the Transactional Net Asset Value per share, being the price at which sales of the Company’s shares are made, of the following classes of the Company’s shares as of December 31, 2025:

Class	Monthly Transactional Net Asset Value	Number of Shares Outstanding	Transactional Net Asset Value per Share as of December 31, 2025
Series I
F-STE Shares	$3,265	107,654	$30.32
F-DTE Shares	12,116	400,110	30.28
F-ITE Shares	1,245	41,020	30.35
F-JTE Shares	17,563	578,956	30.34
STE Shares	3	110	30.25
DTE Shares	3	110	30.29
ITE Shares	3	110	30.32
JTE Shares	3	110	30.28
ETE Shares	3	80	31.49
Series II(1)
F-S Shares	13,607	448,694	30.33
F-I Shares	6,302	207,668	30.35
F-J Shares	86,771	2,862,789	30.31
E Shares	11,864	377,933	31.39

(1)	Only reflects share classes outstanding as of January 1, 2026 held by parties other than the Company.

*	Share and dollar amounts rounded to the nearest whole number.

For additional information, please see additional details included in Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Net Asset Value as of December 31, 2025
104	Cover Page Interactive Data File, formatted in Inline XBRL

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISQ OPEN INFRASTRUCTURE COMPANY LLC

By:	/s/ Starr Frohlich
Name:	Starr Frohlich
Title:	Principal Financial Officer

Date: February 5, 2026

3